                                                                EXHIBIT 10.20


                            ASSET PURCHASE AGREEMENT




                                    BETWEEN


                           PATTERSON DRILLING COMPANY


                                      AND


                             HONDO DRILLING COMPANY

                               TABLE OF CONTENTS


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                                                                                                           ----
ARTICLE I

THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         SECTION 1.1  The Asset Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         SECTION 1.2  Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         SECTION 1.3  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PDC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 2.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 2.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF HONDO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 3.1  Organization, Standing and Power. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 3.2  Authority; Non-Contravention. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         SECTION 3.3  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         SECTION 3.4  Title. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         SECTION 3.5  Drilling Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         SECTION 3.6  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         SECTION 3.7  Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         SECTION 3.8  Normal Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         SECTION 3.9  Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE IV

ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         SECTION 4.1  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         SECTION 4.2  Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         SECTION 4.3  Public Announcements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         SECTION 4.4  Use of Office Space . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         SECTION 4.5  PDC Assumption of Drilling Contracts; Hondo Invoicing of Direct Costs . . . . . . . .  6
         SECTION 4.6  Sales and Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         SECTION 4.7  Real Estate Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE V

CONDITIONS PRECEDENT TO THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 5.1  Conditions to Each Party's Obligation to Effect the Asset Purchase  . . . . . . . . .   6
         SECTION 5.2  Conditions to Obligation of Hondo to Effect the Asset Purchase  . . . . . . . . . . .   7
         SECTION 5.3  Conditions to Obligations of PDC to Effect the Asset Purchase . . . . . . . . . . . .   7

ARTICLE VI

         GENERAL PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 6.1  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 6.2  Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.3  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.4  Entire Agreement; No Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.6  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.7  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 6.8  Enforcement of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT, dated November __, 1996 (this "Agreement"), among PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation and a wholly-owned subsidiary of Patterson Energy, Inc. ("PEC"), and HONDO DRILLING COMPANY, a New Mexico corporation ("Hondo").


                                  WITNESSETH:

         WHEREAS, Hondo owns 12 drilling rigs, related drilling equipment and certain vehicles (collectively, the "Drilling Rigs, Equipment and Vehicles"), and an office building and parking lot in Midland, Texas, and a yard in Odessa, Texas (collectively, the "Real Property"), all as more particularly described on Annex 1, in the case of the Drilling Rigs, Equipment and Vehicles and Annex 2, in the case of the Real Property;

         WHEREAS, PDC desires to purchase, and Hondo desires to sell, all of Hondo's right, title and interest in the Drilling Rigs, Equipment and Vehicles and in the Real Property (the "Asset Purchase") for the consideration set forth and provided for herein; and

         WHEREAS, PDC, on the one hand, and Hondo, on the other, desire to make certain representations, warranties and agreements in connection with the Asset Purchase.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:


I
                               THE ASSET PURCHASE


 .1         The Asset Purchase.  Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.3 below) provided herein, PDC shall purchase from Hondo and Hondo shall sell to PDC, all of Hondo's right, title and interest in and to the Drilling Rigs, Equipment and Vehicles and in and to the Real Property.

 .2         Purchase Price.  PDC agrees to pay to Hondo at the Closing a total of $2,250,000 (the "Purchase Price") for all of Hondo's right, title and interest in and to the Drilling Rigs, Equipment and Vehicles and in and to the Real Property. The Purchase Price shall be paid as follows: (i) delivery by PDC to Hondo of a cashier's check in the amount of $1,915,000, and (ii) delivery by Stubbeman McRae Sealy Laughlin & Browder, Inc. ("Stubbeman") to Hondo of the $235,000 currently being held by Stubbeman as Escrow Agent for Hondo and PDC.

 .3         Closing.  The closing of the Asset Purchase (the "Closing") shall take place at 9:00 a.m., local time, on the date of this Agreement at the offices of Patterson Energy, Inc., in Snyder, Texas or at such other time and place as PDC and Hondo shall agree.


II
                     REPRESENTATIONS AND WARRANTIES OF PDC


         PDC represents and warrants to Hondo as follows:

 .1         Organization, Standing and Power.  PDC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted.

 .2         Authority; Non-Contravention.  PDC has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. The execution and delivery by PDC of this Agreement and the consummation by PDC of the Asset Purchase have been duly authorized by all necessary corporate action on the part of PDC. This Agreement has been duly executed and delivered by PDC and (assuming the valid authorization, execution and delivery of this Agreement by Hondo) constitutes a valid and binding obligation of PDC enforceable against PDC in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Agency") is required by or with respect to PDC in connection with the execution and delivery of this Agreement by PDC or is necessary for the consummation by PDC of the Asset Purchase and the other transactions contemplated by this Agreement.


III
                    REPRESENTATIONS AND WARRANTIES OF HONDO


 .1         Organization, Standing and Power.  Hondo is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Mexico and has the requisite corporate power and authority to carry on its business as now being conducted.

 .2         Authority; Non-Contravention.  Hondo has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by Hondo and (assuming the valid authorization, execution and delivery of this Agreement by PDC) constitutes a valid and binding obligation of Hondo enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of Hondo under, any provision of (i) the Articles of Incorporation or Bylaws of Hondo (true and complete copies of which as of the date hereof have been delivered to PDC), (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Hondo or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Hondo or any of its respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Hondo in connection with the execution and delivery of this Agreement by Hondo is necessary for the consummation by Hondo of the Asset Purchase.

 .3         Environmental Matters.

                 (a) Except to the extent that the inaccuracy of any of the following, individually or in the aggregate, would not have a Material Adverse Effect on Hondo, to the actual knowledge of Hondo:

                 (i) Hondo holds, and is in compliance with and has been in compliance with for the last three years, all Environmental Permits, and is otherwise in substantial compliance and has been in substantial compliance for the last three years with, all applicable Environmental Laws and there is no condition that is reasonably likely to prevent or materially interfere prior to the Effective Time with compliance by Hondo with Environmental Laws;

                 (ii) no modification, revocation, reissuance, alteration, transfer or amendment of any Environmental Permit, or any review by, or approval of, any third party of any Environmental Permit is required in connection with the execution or delivery of this Agreement or the consummation by Hondo of the transactions contemplated hereby or the operation of the business of Hondo on the date of the Closing;

                 (iii) Hondo has not received any Environmental Claim, nor has any Environmental Claim been threatened against Hondo;

                 (iv) Hondo has not entered into, agreed to or is not subject to any outstanding judgment, decree, order or consent arrangement with any governmental authority under any Environmental Laws, including without limitation those relating to compliance with any Environmental Laws or to the investigation, cleanup, remediation or removal of Hazardous Materials;

                 (v) there are no circumstances that are reasonably likely to give rise to liability under any agreements with any person pursuant to which Hondo would be required to defend, indemnify, hold harmless, or otherwise be responsible for any violation by or other liability or expense of such person, or alleged violation by or other liability or expense of such person, arising out of any Environmental Law; and

                 (vi) there are no other circumstances or conditions that are reasonably likely to give rise to liability of Hondo under any Environmental Laws.

                 (b) For purposes of this Agreement, the terms below shall have the following meanings:

                 "Environmental Claim" means any written complaint, notice, claim, demand, action, suit or judicial, administrative or arbitral proceeding by any person to Hondo asserting liability or potential liability (including without limitation, liability or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damage, personal injury, fines or penalties) arising out of, relating to, based on or resulting from (i) the presence, discharge, emission, release or threatened release of any Hazardous Materials at any location, (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Laws or Environmental Permits, or (iii) otherwise relating to obligations or liabilities of Hondo under any Environmental Law.

                 "Environmental Permits" means all permits, licenses, registrations, exemptions and other governmental authorizations required under Environmental Laws for Hondo to conduct its operations as presently conducted.

                 "Environmental Laws" means all applicable foreign, federal, state and local statutes, rules, regulations, ordinances, orders, decrees and common law relating in any manner to pollution or protection of the environment, to the extent and in the form that such exist at the date hereof.

                 "Hazardous Materials" means all hazardous or toxic substances, wastes, materials or chemicals, petroleum (including crude oil or any fraction thereof) and petroleum products, asbestos and asbestos-containing materials, pollutants, contaminants and all other materials and substances, including but not limited to radioactive materials, regulated pursuant to any Environmental Laws.

                 "Material Adverse Effect" means any change or effect that is or, as far as can reasonably be determined, is likely to be materially adverse to the assets, properties, conditions (financial or otherwise), business or results of operations of Hondo.

 .4       Title.  Set forth in Annex 1 and Annex 2 is a description of the
Drilling Rigs, Equipment and Vehicles and of the Real Property, respectively, which description is accurate and complete in all material respects. Hondo has good and, in the case of the Real Property, indefeasible title to a 100% interest in the Drilling Rigs, Equipment and Vehicles and in the Real Property, subject to no Liens except for (i) Liens for taxes not yet delinquent or the validity of which is being contested in good faith, and (ii) any Liens arising by operation of law securing obligations not yet overdue. For purposes of this Agreement "Liens" means liens, mortgages, pledges, security interests, encumbrances, claims or charges of any kind.

 .5       Drilling Contracts.  Set forth in Annex 3 is a true and correct list of all drilling contracts (collectively, the "Drilling Contracts") to which Hondo is a party as of the date of this Agreement. A copy of each of the Drilling Contracts has previously been delivered to PDC.

 .6       Litigation.  There is no suit, action, investigation or proceeding pending or, to the knowledge of Hondo, threatened against Hondo at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

 .7       Brokers.  Other than Webster & Co., no broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Hondo. Any fee or commission payable to Webster & Co. shall be paid by Hondo.


 .8       Normal Operations.  All wells currently being drilled by Hondo under the Drilling Contracts are drilling under normal operations.

 .9       Management.  No member of Hondo's management is a stockholder of
Hondo, directly or indirectly.

IV
                             ADDITIONAL AGREEMENTS


 .1         Fees and Expenses.  All costs and expenses incurred by PDC in connection with this Agreement and the transactions contemplated hereby shall be paid by PDC; such costs and expenses incurred by Hondo shall be paid by Hondo.

 .2         Reasonable Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Asset Purchase and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto.

 .3         Public Announcements.  Unless otherwise required by law or the rules and regulations of the Securities and Exchange Commission, neither PDC, PEC nor Hondo shall issue any such press release or make any public statement with respect to the Asset Purchase prior to Closing.

 .4         Use of Office Space.  PDC agrees that for a period of up to 150 days following the Closing, Hondo may use the computer, without charge, and share office space in the Hondo office building on a rent-free basis, both for the purpose of winding up Hondo's operations.

 .5         PDC Assumption of Drilling Contracts; Hondo Invoicing of Direct
Costs. Effective as of 7:00 a.m. Midland, Texas time on the date of this Agreement ("Effective Time of Assumption"), PDC shall assume all obligations and rights and benefits of Hondo under each of the Drilling Contracts. In addition, within 30 days following Closing, Hondo shall invoice PDC for all direct costs incurred by Hondo under each of the Drilling Contracts prior to the Effective Time of Assumption, which invoices shall be paid to Hondo by PDC within 30 days of receipt by PDC.

 .6         Sales and Transfer Taxes.  Hondo agrees to pay any and all sales and/or transfer taxes due with respect to the Asset Purchase.

 .7         Real Estate Taxes.  Hondo and PDC agree that any special assessments or other charges the Real Property shall be prorated between Hondo and PDC to the date of Closing.

V
                   CONDITIONS PRECEDENT TO THE ASSET PURCHASE

 .1         Conditions to Each Party's Obligation to Effect the Asset Purchase.
The respective obligations of each party to effect the Asset Purchase shall be subject to the fulfillment or waiver (where permissible) at or prior to the Closing Date of each of the following conditions:

                 (a) No Order. No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of prohibiting the Asset Purchase or any of the other transactions contemplated hereby; provided that, in the case of any such decree, injunction or other order, each of the parties shall have used reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any decree, injunction or other order that may be entered.

                 (b) Consents. Hondo shall have received written consents of the other party or parties to each of the Drilling Contracts for the assumption thereof by PDC pursuant to the provisions of Section 4.6 of this Agreement and delivered copies thereof to PDC.

 .2         Conditions to Obligation of Hondo to Effect the Asset Purchase.  The
obligation of Hondo to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions; provided that Hondo may waive any of such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. PDC shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, each of the representations and warranties of PDC contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' Certificate. PDC shall have furnished to Hondo a certificate, dated the Closing, signed by the appropriate officers of PDC, certifying to the effect that to the best of the knowledge and belief of PDC, the conditions set forth in Section 5.1 and this Section 5.2(a) have been satisfied in full.

                 (c) Payment of Purchase Price. PDC shall have made delivery of the Purchase Price as provided in Section 1.2 of this Agreement.

 .3         Conditions to Obligations of PDC to Effect the Asset Purchase.  The
obligations of PDC to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, provided that PDC may waive any such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. Hondo shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, each of the respective representations and warranties of Hondo contained in this Agreement shall be true and correct on and as of the Closing shall be true in all material respects on and as of the Closing.

                 (b) Officers' Certificate. Hondo shall have furnished to PDC a certificate, dated the Closing, certifying to the effect that to the best of the knowledge and belief of Hondo, the conditions set forth in Section 5.1 and this Section 5.3(a) have been satisfied.

                 (c) Opinion of Counsel. PDC shall have received an opinion of counsel from Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, counsel to Hondo, dated the Closing, substantially to the effect that:

                 (i) The incorporation, existence and good standing of Hondo are as stated in this Agreement.

                 (ii) This Agreement has been duly authorized, executed and delivered by Hondo, and (assuming the due and valid authorization, execution and delivery by PDC) constitutes the legal, valid and binding agreement of Hondo enforceable against Hondo in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by Hondo of this Agreement will not violate the Articles of Incorporation or Bylaws of Hondo and will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel to which Hondo is a party or to which it or any of its properties or assets may be bound.

                 (iv) To the knowledge of such counsel, there are no actions, suits or proceedings, pending or threatened against or affecting Hondo by any Governmental Entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                 (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of Hondo for consummation of the transactions contemplated by this Agreement.

In rendering such opinion, counsel for Hondo may rely as to matters of fact upon the representations of officers of Hondo contained in any certificate delivered to such counsel and certificates of public officials.

         Such opinion shall be limited to the laws of the United States of America and the State of Texas.

                 (d) Bill of Sale and Assignment. Hondo shall have executed and delivered the Bill of Sale and Assignment covering the Drilling Rigs, Equipment and Vehicles in the form attached hereto as Exhibit A.

                 (e) General Warranty Deeds. Hondo shall have executed and delivered the respective General Warranty Deeds in the respective forms attached hereto as Exhibit B (Hondo office building and parking lot) and Exhibits C and D (Hondo yard).

                 (f) Title Insurance. PDC shall have obtained title commitments for title insurance on the Real Property.

                 (g) Titles. Hondo shall have endorsed and delivered the title certificates to the motor vehicles described in Annex 1.


VI
                          GENERAL PROVISIONS


 .1         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      if to PDC, to:

                          Patterson Energy, Inc.
                          4510 Lamesa Highway
                          P.O. Drawer 1416
                          Snyder, Texas   79549

                          Attention:       Cloyce A. Talbott
                                           Chairman and Chief Executive Officer
                 with copies to:

                          Thomas H. Maxfield, Esq.
                          Baker & Hostetler
                          303 East 17th Avenue, Suite 1100
                          Denver, Colorado   80203-1264

                 (b)      if to Hondo, to:

                          Rike Tipton, President
                          Hondo Drilling Company
                          Post Office Drawer 2516
                          Midland, Texas   79702-2516


                 with copies to:

                          Allen G. Harvey, Esq.
                          Stubbeman, McRae, Sealy, Laughlin
                            & Browder, Inc.
                          Fasken Center, Tower Two
                          550 West Texas Avenue, Suite 800
                          Midland, Texas   79702-2516


 .2         Interpretation.  When a reference is made in this Agreement to a
Section, such reference shall be to a Section of this Agreement unless otherwise indicated, and the words "hereof', "herein" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

 .3         Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

 .4         Entire Agreement; No Third-Party Beneficiaries.  This Agreement,
including the documents and instruments referred to herein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties any rights or remedies hereunder; provided, however, that legal counsel for Hondo hereto may rely upon the representations and warranties of Hondo contained herein and in the certificates delivered pursuant to Sections 5.3(b) and (c).

 .5         Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

 .6         Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

 .7         Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

 .8         Enforcement of This Agreement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         IN WITNESS WHEREOF, PDC and Hondo have executed this Agreement as of the date first written above.

                                                   PDC:

                                                   PATTERSON DRILLING COMPANY


                                                   By:  /s/ CLOYCE A. TALBOTT
                                                      _______________________
                                                      Cloyce A. Talbott
                                                      Chief Executive Officer

Attest:

 /s/ JAMES C. BROWN
____________________________________
James C. Brown, Secretary

                                                   HONDO:

                                                   HONDO DRILLING COMPANY


                                                   By: /s/ RIKE TIPTON
                                                      _____________________
                                                      Rike Tipton
                                                      President

                                     ANNEX 1
                                       TO
                            ASSET PURCHASE AGREEMENT


                    DESCRIPTION OF DRILLING RIGS, EQUIPMENT
                                  AND VEHICLES

                                    ANNEX 2
                                       TO
                            ASSET PURCHASE AGREEMENT


                          DESCRIPTION OF REAL PROPERTY



VII.     Hondo Office Building:

                 410 North Loraine, Midland, Texas

                 North 100 feet of the NW/4 of Block 8, Original Town, Midland County, Texas

VIII.    Parking Lot:

                 South 50 feet of the NW/4 of Block 8, Original Town, Midland County, Texas

IX.      Odessa Yard:

                 Lot 1, Block 1, Hondo Subdivision, Ector County, Texas, containing 1.033 acres.

                 Section 35, Block 42, Township 2 South, T&P Ry. Co. Survey, Tract No. 87A, Ector County, Texas, containing 7.367 acres.

                 Section 35, Block 42, Township 2 South, T&P Ry. Co. Survey, Tract No. 87B, Ector County, Texas, containing 2.500 acres

                                    ANNEX 3
                                       TO
                            ASSET PURCHASE AGREEMENT




                           LIST OF DRILLING CONTRACTS

                                                                EXHIBIT A



                          BILL OF SALE AND ASSIGNMENT



         KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain asset purchase agreement, dated of even date herewith ("Asset Purchase Agreement") between PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation, and HONDO DRILLING COMPANY ("HONDO"), A New Mexico corporation (HONDO is referred to herein as the "Assignor"), the Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and transfers unto PDC (the "Assignee"), all of the assignor's right, title and interest in and to (i) the drilling rigs, equipment and vehicles set forth in Appendix I attached hereto and incorporated herein by this reference; and (ii) the drilling contracts described in Appendix II attached hereto and incorporated herein by this reference.

         TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. The Assignor hereby covenants and agrees that it has the full right, power and authority to sell, convey and transfer the foregoing property to the assignee pursuant to this bill of sale and assignment.

         IN WITNESS WHEREOF, the Assignor has caused this bill of sale and assignment to be duly executed by its duly authorized officer as of the ____ day of November, 1996.

                                       HONDO DRILLING COMPANY



                                       BY: ______________________
                                       Rike Tipton
                                       PRESIDENT

                                   APPENDIX I
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                             HONDO DRILLING COMPANY
                                       TO
                           PATTERSON DRILLING COMPANY
                           (List of Assets Assigned)




                                 [See ANNEX I]

                                  APPENDIX II
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                             HONDO DRILLING COMPANY
                                       TO
                           PATTERSON DRILLING COMPANY
                     (List of Drilling Contracts Assigned)